The Jensen Portfolio
Supplement to the J Shares, I Shares and R Shares Prospectuses dated September 28, 2007

April 28, 2008

Effective immediately, The Jensen Portfolio, Inc. (the "Fund") and Jensen Investment Management, Inc. have moved to a new address.

The new address is:  5300 Meadows Road, Suite 250
     Lake Oswego, OR  97035-8234

Norm W. Achen resigned from the Fund's board of directors as of January 9, 2008 and no longer serves as a director.

Please keep this Supplement with your Prospectus.